                                                                    EXHIBIT 10.3

                   REGISTRATION RIGHTS AGREEMENT, dated August 26, 1998 between
               ADVANCED RADIO TELECOM CORP., a Delaware corporation (the "Company") and LUCENT TECHNOLOGIES INC. ("Lucent").
                                                         ------

          The Company is issuing the Original Warrants (as defined below) as consideration for the execution and delivery by Lucent of the Commitment Papers (as defined below), and proposes to issue the Other Warrants (as defined below) as consideration for the establishment of the Working Capital Facility (as defined below) and extensions of credit thereunder as contemplated by the Commitment Papers.

          As further consideration for the foregoing, the Company and Lucent, for the benefit of the Beneficiaries (as defined below), agree as follows:

          SECTION 1.  Definitions.  As used in this Agreement, the following
                      ------------
terms shall have the following meanings:

          "Affiliate" means as to any Person, any other Person that, directly or
           ---------
indirectly, alone or through others, controls, is controlled by or is under common control with such Person. For purposes of this definition "controls" (including with correlative meanings, the terms "controlled by" and "under common control with" as applied to any Person) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contracts or otherwise.

          "Beneficiaries" means the Warrantholders and the Restricted
           -------------
Stockholders.

          "Commission" means the Securities and Exchange Commission or any other
           ----------
Federal agency at the time administering the Securities Act.

          "Commitment Papers" means Lucent's commitment letter dated April 27,
           -----------------
1998 and the attached term sheet, as supplemented by the supplemental commitment letter dated July 17, 1998 and the attached supplemental term sheet, accepted and agreed to by the Company.

          "Common Stock" means the Common Stock, $.001 par value per share, of
           ------------
the Company or similar securities of any successor to the Company issued or issuable upon any conversion or exchange of the Common Stock or upon exercise of any Warrants.

          "Exchange Act" means the Securities Exchange Act of 1934, and the
           ------------
rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "Existing Agreement" means the Second Restated and Amended
           ------------------
Registration Rights Agreement dated July 3, 1996, among the Company and certain other parties identified therein, as amended on October 16, 1996.

          "Majority Beneficiaries" means, at any time, Beneficiaries holding a
           ----------------------
majority in interest of the Restricted Shares (including Restricted Shares issuable upon exercise of Warrants) at such time.

          "Original Warrants" means (a) the warrants issued by the Company to
           -----------------
Lucent (or its designee) on the date of this Agreement and (b) any warrants issued upon any transfer, division, combination, exchange or replacement thereof (including successive transfers, divisions, combinations, exchanges or replacements).

          "Other Warrants" means (a) the warrants (other than the Original
           --------------
Warrants) contemplated by the Commitment Papers to be issued by the Company to Lucent (or its designee) and (b) any warrants issued upon any transfer, division, combination, exchange or replacement thereof (including successive transfers, divisions, combinations, exchanges or replacements).

          "Person" means any individual, partnership, corporation, trust,
           ------
unincorporated organization, limited liability company, association, joint venture or other entity or a government, agency, political subdivision, instrumentality or division thereof.

          "Primary Shares" means at any time the authorized but unissued shares
           --------------
of Common Stock or shares of Common Stock held by the Company in its treasury.

          "Restricted Shares" means at any time, with respect to any
           -----------------
Beneficiary, the Warrant Shares which are held by such Beneficiary (or, in the case of a Warrantholder, issuable upon exercise of its Warrants) and which (a) have not previously been sold to the public pursuant to a registration statement under the Securities Act and (b) such Beneficiary is not entitled to sell pursuant to Rule 144(k) under the Securities Act.

          "Restricted Stockholder" means any holder of Restricted Shares.
           ----------------------

          "Rule 144" means Rule 144 promulgated under the Securities Act or any
           --------
successor rule thereto or any complementary rule thereto.

          "Securities Act" means the Securities Act of 1933, and the rules and
           --------------
regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Warrant Shares" means any shares of Common Stock issued or issuable
           --------------
upon exercise of any Warrants.

          "Warrants" means the Original Warrants and Other Warrants.
           --------

          "Warrantholder" means any Person holding Warrants.
           -------------

          "Working Capital Facility" is defined in the Commitment Papers.
           ------------------------

          SECTION 2.  Piggyback Registration.  If the Company at any time
                      -----------------------
proposes for any reason to register shares of Common Stock under the Securities Act (other than on Form S-4 or S-8 promulgated under the Securities Act or any successor forms thereto) it shall promptly give written notice to each Beneficiary of its intention and, upon the written request, given within 30 days after delivery of any such notice by the Company, of any Beneficiary to include in such registration Restricted Shares (which request shall specify the number of Restricted Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Restricted Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing
                                 --------  -------
underwriter advises the Company that the inclusion of all shares of Common Stock and other securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of the offering, then the number of shares of Common Stock and other securities proposed to be included in such registration shall be included in the following order:

          (a) first, the Primary Shares, if any;
              -----

          (b) second, the shares of Common Stock or other securities, if any,
              ------
entitled to be included in such registration pursuant to the Existing Agreement;

          (c) third, the Restricted Shares requested to be included pursuant to
              -----
this Agreement on a pro rata basis; and

          (d) fourth, other shares of Common Stock or securities requested to be
              ------
included.

          SECTION 3.  Demand Registration; Limitations.  (a)  At any time, upon
                      ---------------------------------
the request (a "Demand") of the Majority Beneficiaries, the Company shall use
                ------
its best efforts to file as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 3) with the Commission, and thereafter shall use its best efforts to cause to be declared effective, a registration statement (which shall be a shelf registration statement, if requested) on an appropriate form under the Securities Act relating to the offer and sale of the Restricted Shares by the Beneficiaries in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Demand Registration Statement"); provided, however,
                         -----------------------------    --------  -------
that, if the Company is then involved in (i) a primary registration of its shares of Common Stock under the Securities Act, (ii) an acquisition of another entity which requires registration of securities to be issued in connection therewith or (iii) a registered repurchase or acquisition of its shares of Common Stock, then, at the request of the Company, the rights of the Beneficiaries to registration pursuant to this Section 3 shall be deferred until the conditions set forth in clause (i), (ii) or (iii) no longer apply, except that notwithstanding such deferral the Company shall be obligated to complete the registration that is the subject of such Demand within 12 months after such Demand.

          (b) Notwithstanding the foregoing, in the event of a Demand (i) the Company shall not be required to effect a Demand Registration Statement during the 180-day period following the effective date of any other registration statement pertaining to an underwritten public offering of Primary Shares and
(ii) if, in the good faith judgment of the Company, it would not be in the best interests of the Company and its stockholders generally for such Demand Registration Statement to be filed, the Company shall have the right to defer the filing of such Demand Registration Statement for a period of not more than 180-days after receipt of the Demand; provided, however, that the Company shall
                                      --------  -------
not be entitled to utilize the right set forth in this Section 3(b) more than once in any 12-month period.

          (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Demand Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any

Demand Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Beneficiary specifically for use therein (the "Holder's Information") or by
                                                   -------- -----------
or on behalf of any underwriter or other selling holder (the "Other
                                                              -----
Information")) does not contain an untrue statement of a material fact or omit
-----------
to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Demand Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information or Other Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The Company shall be required to file and to cause to be declared effective and to remain effective as provided herein only one Demand Registration Statement.

          SECTION 4.  Holdback Agreement.  If the Company at any time shall
                      -------------------
register shares of Common Stock under the Securities Act (including any registration pursuant to Section 2 or 3) for sale to the public, no Beneficiary shall sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those Restricted Shares included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Beneficiaries, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 120 days after the effective date of such registration statement. If requested by the Company, the Beneficiaries shall enter into "lockup" agreements consistent with the terms of this Section 4 with the managing underwriter, if any, of any such public offering of Common Stock.

          SECTION 5.  Preparation and Filing.  If and whenever the Company is
                      -----------------------
under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Restricted Shares, the Company shall, as expeditiously as practicable:

          (a) use its best efforts to cause a registration statement that registers such Restricted Shares to become and remain effective for a period of 90 days or until all of such Restricted Shares have been disposed of (if earlier);

          (b) furnish, at least five business days before filing a registration statement that registers such Restricted Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Majority Beneficiaries (the "Selling Stockholders' Counsel"), copies of all such
                         -----------------------------
     documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Restricted Shares have been disposed of (if earlier) to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Restricted Shares;

          (d) notify in writing the Selling Stockholders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Restricted Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

          (e) use its best efforts to register or qualify such Restricted Shares under such other securities or blue sky laws of such jurisdictions as any seller of Restricted Shares reasonably requests and do any and all other acts and filings which may be reasonably necessary or advisable to enable such seller of Restricted Shares to consummate the disposition in such jurisdictions of the Restricted Shares owned by such seller; provided,
                                                                       --------
     however, that the Company will not be required to qualify generally to do
     -------
     business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

          (f) furnish to each seller of such Restricted Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such seller of Restricted Shares may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

          (g) use its best efforts to cause such Restricted Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Restricted Shares;

          (h) notify on a timely basis each seller of such Restricted Shares at any time when a prospectus relating to such Restricted Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (i) make available for inspection by any seller of such Restricted Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and
                                     ----------
     other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable
                         -------
     them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any
                                      -----------
     such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Restricted Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

          (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type, customarily covered by cold comfort letters;

          (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

          (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Restricted Shares;

          (m) issue to any underwriter to which any seller of Restricted Shares may sell shares on such offering certificates evidencing such Restricted Shares;

          (n) register such Restricted Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Restricted Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD");
           ----

          (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (p) use its best efforts to take all other steps necessary to effect the registration of such Restricted Shares contemplated hereby.

          SECTION 6.  Expenses.  All expenses incurred by the Company in
                      ---------
complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Selling Stockholders' Counsel, shall be paid by the Company; provided,
                                                                 --------
however, that all underwriting discounts and selling commissions applicable to
-------
the Restricted Shares shall be borne by the seller or sellers thereof, in proportion to the number of Restricted Shares sold by such seller or sellers.

          SECTION 7.  Indemnification.  (a)  The Company agrees to indemnify, to
                      ----------------
the extent permitted by law, each holder of Restricted Shares, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Restricted Shares.

          (b) In connection with any registration statement in which a holder of Restricted Shares is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Restricted Shares pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          SECTION 8.  Underwriting Agreement.  No Person may participate in any
                      -----------------------
registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of
                                                   --------
Restricted Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7 above.

          SECTION 9.  Information by Holder.  Each holder of Restricted Shares
                      ----------------------
to be included in any registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          SECTION 10.  Exchange Act Compliance.  The Company shall comply with
                       ------------------------
all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Beneficiary in supplying such information as may be necessary for such Beneficiary to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

          SECTION 11.  No Conflict of Rights.  (a)  Subject to paragraph (b) of
                       ----------------------
this Section, the Company represents and warrants to the Beneficiaries that the registration rights granted to the Beneficiaries hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

          (b) The parties hereto intend that the registration rights granted by this Agreement not conflict with or impair the registration rights granted by the Existing Agreement, and this Agreement shall be interpreted accordingly.

          SECTION 12.  Termination.  This Agreement shall terminate and be of no
                       ------------
further use or effect when there shall not be any outstanding Warrants or Restricted Shares and the Company shall not have any further obligation to issue any Warrants.

          SECTION 13.  Successors and Assigns.  This Agreement shall bind and
                       -----------------------
inure to the benefit of the Company and the Beneficiaries and their respective successors and assigns.

          SECTION 14.  Entire Agreement.  This Agreement contains the entire
                       -----------------
agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

          SECTION 15.  Notices.  All notices, consents and other communications
                       --------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

          (i)  If to the Company, to:

               Advanced Radio Telecom Corp.
               500 108th Ave., N.E. Suite 2600
               Bellevue, WA 98004
               Attention: General Counsel
               Telecopy no.:  (425) 990-1642

          (ii) if to Lucent, to:


               Lucent Technologies, Inc.
               283 King George Road, Room A1D14
               Warren, NJ 07059
               Attention:  Director, Financing Operations
               Telecopy no.:  (908) 559-1706

         (iii) if to any other Beneficiary, at his or its address furnished to the Company for purposes of this Agreement.

          All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day, and, (c) in the case of mailing, on the third business day following such mailing. The Company shall, upon request of any Beneficiary, provide to such Beneficiary a list of the names and addresses of the other Beneficiaries.

          SECTION 16.  Modifications; Amendments; Waivers.  This Agreement may
                       -----------------------------------
not be modified or amended, or any provision hereof waived, except by an instrument in writing signed by the Company and the Majority Beneficiaries.

          SECTION 17.  Counterparts.  This Agreement may be executed in any
                       -------------
number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          SECTION 18.  Headings.  The headings of the various sections of this
                       ---------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

          SECTION 19.  Severability.  It is the desire and intent of the parties
                       -------------
that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 20.  Governing Law.  This Agreement shall be governed by and
                       --------------
construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of laws.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                            ADVANCED RADIO TELECOM CORP.,


                                            By:
                                               --------------------------
                                            Name:
                                            Title:

                                            LUCENT TECHNOLOGIES, INC.,


                                            By:
                                               --------------------------
                                            Name:
                                            Title: